--------------------------------------------------------------------------------
GLOBAL SMALL CAP
--------------------------------------------------------------------------------

Alliance Global
Small Cap Fund

Annual Report
July 31, 2002

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
September 23, 2002

Dear Shareholder:

This report provides the performance and market activity for Alliance Global Small Cap Fund (the "Fund") for the annual reporting period ended July 31, 2002.

Investment Objectives and Policies

This open-end fund seeks long-term growth of capital. It invests principally in a global portfolio of equity securities with relatively small market capitalizations.

Investment Results

The following table provides performance data for the Fund and its benchmark, the Morgan Stanley Capital International (MSCI) World Index, and its peer group, the Lipper Global Small Cap Funds Average, for the six- and 12-month periods ended July 31, 2002.

INVESTMENT RESULTS*
Periods Ended July 31, 2002

                                                         ----------------------
                                                              Total Returns
                                                         ----------------------
                                                         6 Months     12 Months
-------------------------------------------------------------------------------
Alliance Global Small Cap Fund
   Class A                                                -19.36%       -28.03%
-------------------------------------------------------------------------------
   Class B                                                -19.71%       -28.63%
-------------------------------------------------------------------------------
   Class C                                                -19.65%       -28.55%
-------------------------------------------------------------------------------
MSCI World Index                                          -13.69%       -21.01%
-------------------------------------------------------------------------------
Lipper Global Small Cap Funds Average                     -11.80%       -17.23%
-------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of July 31, 2002. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period. Returns for Advisor Class shares will vary due to different expenses associated with this class. Past performance is no guarantee of future results.

      The unmanaged MSCI World Index is a market capitalization-weighted index that measures the performance of stock markets in 23 countries. The Lipper Global Small Cap Funds Average reflects the performance of 44 funds and 43 funds for the six- and 12-month periods, respectively. These funds have generally similar investment objectives to the Fund, although investment policies for the various funds may differ. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance Global Small Cap Fund.

      Additional investment results appear on pages 5-8.

The Fund underperformed its benchmark over the six- and 12-month periods ended July 31, 2002 as a result of two main factors. First, the Fund's concentration in growth-oriented stocks proved challenging as such growth


--------------------------------------------------------------------------------
                                              ALLIANCE GLOBAL SMALL CAP FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

companies found little favor with investors more focused on valuation plays. Additionally, the Fund's investments were mainly focused on the larger-capitalized stocks within the smaller companies' universe. This capitalization range registered relative weak returns when compared to the small-capitalized end of the universe.

For these reasons, stock selection contributed negatively to the period's investment results. A handful of below-par performers were principal contributors to the disappointing performance, including several technology companies such as software names NDS, Autonomy and semiconductor-related companies DDI Corp. and SEZ. A significant health care position, Cytyc Corp. sold off sharply following the breakup of a proposed acquisition and sharp negative earnings revisions. Decode Genetics also detracted from the Fund's performance as it failed to sign any significant new contracts. Edison Schools, Inc., a for-profit operator of public schools, was among the period's worst performers.

However, a number of portfolio positions made strong contributions to the Fund's returns, including several bank stocks, such as Southwest Bancorporation of Texas, Commerce Bancorp, Anglo Irish Bank and Komercni Bank; consumer stocks, such as budget airline operator easyJet; cosmetic company Kose and education provider Career Education Corp. Technology holdings Electronic Arts and Hoya also managed to avoid sector weakness and produced strong returns.

Regional asset allocation during the period was largely neutral and, as a result, asset allocation had a limited impact on the Fund's investment returns.

Market Review

Equity markets performed poorly during the review period as the health of the global economy remained fragile and the timing and prospects of a recovery were far from obvious. Global investor confidence was negatively affected by uncertainty over accounting and corporate governance standards following several large-scale company failures in the U.S. Smaller-capitalized companies suffered and earnings forecasts were widely revised downward across all major business sectors as weaker economic activity and a contraction in capital investment led to lower profitability. The ongoing war on terrorism, combined with speculation regarding a conflict with Iraq and continued instability in the Middle East, contributed further to the stock market's woes.

Among the regional markets, absolute positive returns were almost non-existent. The Asian markets were among the leading relative performers as Asian economic activity held up reasonably well, backed by resilient domestic demand that was generated, in particular,


--------------------------------------------------------------------------------
2 o ALLIANCE GLOBAL SMALL CAP FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

by the consumer. Japan also posted relatively strong returns as investors began to speculate that the elongated recession experienced by the country may have run its course. In contrast, the U.S. and European bourses were the major laggards during the review periods, primarily impacted by their respective economic difficulties.

The ongoing preference for defensive and value investing ahead of a growth style was strongly reflected in sector level performance. Returns among the technology group were particularly woeful as profitability was hindered by a capitulation in internet technology spending. Other economically sensitive sectors also saw negative investment results. The consumer staple sector performed relatively strongly as investors found the visible earnings profile and defensive nature of the group an attractive proposition. Basic materials companies also witnessed more favorable returns as consolidation and capacity discipline led to a constructive pricing environment. Health care stocks proved an exception among the defensive sectors and posted poor relative returns. Small-cap health care stocks were negatively impacted by a more conservative stance adopted by the Food and Drug Administration regarding drug approvals, reduced capital expenditure by their larger-cap peers and the unwinding of biotechnology premium valuations.

Investment Outlook

While it is uncertain as to when the global economy will recover from its current malaise, we believe governments and policymakers have taken correct steps to stimulate an upturn in activity, but would welcome further cuts in interest rates should weakness persist. We still have some concerns that further corporate governance upsets could hurt the equity markets, but we are hopeful that the regulatory authorities have already taken appropriate measures to restore investor confidence in the system.

In our view, equity valuations of smaller-capitalized companies remain attractive when compared to historical valuations and to other asset classes. An economic revival should, in particular, favor smaller growth-oriented companies that have historically benefited from such rebounds.

We continue to focus the Fund's portfolio on companies with superior growth potential and strong management teams in the belief that such companies will generate higher long-term investment returns. Although visibility remains limited and the markets challenging, we remain steadfast in our belief that well-managed companies demonstrating strong and improving fundamentals are more likely to provide the best opportunities going forward.


--------------------------------------------------------------------------------
                                              ALLIANCE GLOBAL SMALL CAP FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

Thank you for your interest and investment in Alliance Global Small Cap Fund. We look forward to reporting to you again on market activity and the Fund's investment results in the upcoming periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Bruce K. Aronow

Bruce K. Aronow
Vice President


/s/ Mark H. Breedon

Mark H. Breedon
Vice President

[PHOTO]     John D. Carifa

[PHOTO]     Bruce K. Aronow

[PHOTO]     Mark H. Breedon

Portfolio Managers, Bruce K. Aronow and Mark H. Breedon, have over 37 combined years of investment experience.


--------------------------------------------------------------------------------
4 o ALLIANCE GLOBAL SMALL CAP FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE GLOBAL SMALL CAP FUND
GROWTH OF A $10,000 INVESTMENT
7/31/92 TO 7/31/02

MSCI World Index:                        $20,170
Lipper Global Small Cap Funds Average:   $18,696
Alliance Global Small Cap Fund Class A:  $13,406

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

                   Alliance Global    Lipper Global Small
                   Small Cap Fund      Cap Funds Average    MSCI World Index
-------------------------------------------------------------------------------
     7/31/1992         $ 9,574             $10,000             $10,000
     7/31/1993         $10,475             $11,816             $11,953
     7/31/1994         $11,192             $13,115             $13,220
     7/31/1995         $13,052             $15,464             $15,151
     7/31/1996         $15,332             $17,114             $16,563
     7/31/1997         $19,389             $20,854             $22,056
     7/31/1998         $19,872             $21,589             $24,728
     7/31/1999         $21,364             $23,311             $28,663
     7/31/2000         $28,160             $31,123             $31,441
     7/31/2001         $18,627             $23,111             $25,536
     7/31/2002         $13,406             $18,696             $20,170


This chart illustrates the total value of an assumed $10,000 investment in Alliance Global Small Cap Fund Class A shares at net asset value (NAV) (from 7/31/92 to 7/31/02) as compared to the performance of an appropriate broad-based index and the Lipper Global Small Cap Funds Average. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged MSCI World Index is a market capitalization-weighted index that measures the performance of stock markets in 23 countries.

The Lipper Global Small Cap Funds Average reflects the performance of 6 funds (based on the number of funds in the average from 7/31/92 to 7/31/02). These funds have generally similar investment objectives to Alliance Global Small Cap Fund, although the investment policies of some funds included in the average may vary.

When comparing Alliance Global Small Cap Fund to the index and average shown above, you should note that no charges or expenses are reflected in the performance of the index. Lipper results include fees and expenses. An investor cannot invest directly in an index or an average, and its results are not indicative of any specific investment, including Alliance Global Small Cap Fund.


--------------------------------------------------------------------------------
                                              ALLIANCE GLOBAL SMALL CAP FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE GLOBAL SMALL CAP FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 7/31

                              [BAR CHART OMITTED]

           Alliance Global Small Cap Fund--Yearly Periods Ended 7/31
--------------------------------------------------------------------------------
                     Alliance Global Small Cap Fund        MSCI World Index
--------------------------------------------------------------------------------
       7/31/93                     9.41%                         19.53%
       7/31/94                     6.85%                         10.60%
       7/31/95                    16.62%                         14.61%
       7/31/96                    17.46%                          9.32%
       7/31/97                    26.47%                         33.16%
       7/31/98                     2.49%                         12.11%
       7/31/99                     7.51%                         15.91%
       7/31/00                    31.81%                          9.69%
       7/31/01                   -33.85%                        -18.87%
       7/31/02                   -28.03%                        -21.01%

Past performance in no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Class B, Class C and Advisor Class shares will vary due to different expenses charged to these classes. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged MSCI World Index is a market capitalization-weighted index that measures the performance of stock markets in 23 countries. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance Global Small Cap Fund.


--------------------------------------------------------------------------------
6 o ALLIANCE GLOBAL SMALL CAP FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
July 31, 2002

INCEPTION DATES                PORTFOLIO STATISTICS

Class A Shares                 Net Assets ($mil): $71.8
9/29/66                        Average Market Capitalization ($mil): $1,786
Class B Shares
9/17/90
Class C Shares
5/3/93

SECTOR BREAKDOWN

 24.9% Consumer Services
 17.7% Technology
 16.1% Finance
 16.0% Health Care
  8.6% Capital Goods                            [PIE CHART OMITTED]
  5.1% Energy
  3.7% Basic Industry
  3.2% Transportation
  2.8% Consumer Staples
  1.4% Consumer Manufacturing
  0.5% Utilities

REGIONAL BREAKDOWN

 51.2% The Americas
 29.4% Europe
 18.9% Asia/Pacific                             [PIE CHART OMITTED]
  0.5% Middle East/Africa

All data as of July 31, 2002. The Fund's sector and regional breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                                              ALLIANCE GLOBAL SMALL CAP FUND o 7

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2002

Class A Shares
--------------------------------------------------------------------------------
                                 Without Sales Charge        With Sales Charge
                 1 Year                -28.03%                   -31.11%
                5 Years                 -7.12%                    -7.92%
               10 Years                  3.42%                     2.97%

Class B Shares
--------------------------------------------------------------------------------
                                 Without Sales Charge        With Sales Charge
                 1 Year                -28.63%                   -31.48%
                5 Years                 -7.83%                    -7.83%
               10 Years(a)               2.83%                     2.83%

Class C Shares
--------------------------------------------------------------------------------
                                 Without Sales Charge        With Sales Charge
                 1 Year                 -28.55%                  -29.27%
                5 Years                  -7.81%                   -7.81%
        Since Inception*                  2.31%                    2.31%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (JUNE 30, 2002)

                             Class A              Class B            Class C
--------------------------------------------------------------------------------
                 1 Year      -26.60%              -27.00%            -24.78%
                5 Years       -4.89%               -4.78%             -4.82%
               10 Years        4.02%                3.86%(a)           3.72%*

The Fund's investment results represent average annual total returns. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will vary due to different expenses associated with this class.

The Fund can invest in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Investing in the stocks of small companies may provide the potential for greater returns, but is generally more volatile and the loss of principal may be greater, than funds investing in stocks of larger, more established companies. The Fund pursues an aggressive investment strategy and an investment in the Fund is risky.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Since Inception: 5/3/93, Class C.

(a)   Assumes conversion of Class B shares into Class A shares after 8 years.


--------------------------------------------------------------------------------
8 o ALLIANCE GLOBAL SMALL CAP FUND

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

TEN LARGEST HOLDINGS
July 31, 2002

                                                                    Percent of
Company                                 Country     U.S. $ Value    Net Assets
--------------------------------------------------------------------------------
Kose Corp.                                Japan      $ 1,388,344          1.9%
--------------------------------------------------------------------------------
Altana AG                               Germany        1,315,889          1.8
--------------------------------------------------------------------------------
Bank of Fukuoka, Ltd.                     Japan        1,110,554          1.6
--------------------------------------------------------------------------------
Sankyo Co., Ltd.                          Japan        1,080,962          1.5
--------------------------------------------------------------------------------
Hoya Corp.                                Japan        1,034,402          1.4
--------------------------------------------------------------------------------
Lattice Group Plc                United Kingdom          943,155          1.3
--------------------------------------------------------------------------------
Wella AG pfd                            Germany          888,141          1.2
--------------------------------------------------------------------------------
Net One Systems Co., Ltd.                 Japan          811,924          1.2
--------------------------------------------------------------------------------
Converium Holding AG                Switzerland          791,379          1.1
--------------------------------------------------------------------------------
Matalan Plc                      United Kingdom          778,940          1.1
--------------------------------------------------------------------------------
                                                     $10,143,690         14.1%

MAJOR PORTFOLIO CHANGES
Six Months Ended July 31, 2002

                                    --------------------------------------------
                                                     Shares*
                                    --------------------------------------------
                                                                       Holdings
Purchases                                  Country       Bought         7/31/02
--------------------------------------------------------------------------------
Activision, Inc.                     United States       20,100          20,100
--------------------------------------------------------------------------------
AdvancePCS                           United States       19,100          19,100
--------------------------------------------------------------------------------
ATMI, Inc.                           United States       18,600          18,600
--------------------------------------------------------------------------------
Capita Group Plc                    United Kingdom      145,000         145,000
--------------------------------------------------------------------------------
GameStop Corp.                       United States       31,800          31,800
--------------------------------------------------------------------------------
Hyperion Solutions Corp.             United States       24,200          24,200
--------------------------------------------------------------------------------
Invensys Plc                        United Kingdom      568,000         568,000
--------------------------------------------------------------------------------
Martek Biosciences Corp.             United States       25,900          25,900
--------------------------------------------------------------------------------
Samsung Securities Co., Ltd.           South Korea       19,100          19,100
--------------------------------------------------------------------------------
THK Co., Ltd.                                Japan       45,000          45,000
--------------------------------------------------------------------------------

                                                                       Holdings
Sales                                      Country         Sold         7/31/02
--------------------------------------------------------------------------------
Aldeasa, SA                                  Spain       63,000              -0-
--------------------------------------------------------------------------------
Barnes & Noble, Inc.                 United States       22,100              -0-
--------------------------------------------------------------------------------
CRH Plc                                    Ireland       54,480              -0-
--------------------------------------------------------------------------------
DSM NV                                 Netherlands       20,114              -0-
--------------------------------------------------------------------------------
Electronic Arts, Inc.                United States       14,300              -0-
--------------------------------------------------------------------------------
Microchip Technology, Inc.           United States       18,800              -0-
--------------------------------------------------------------------------------
Sampo-Leonia Insurance                     Finland      130,640              -0-
--------------------------------------------------------------------------------
SK Telecom Co., Ltd. (ADR)             South Korea       36,700              -0-
--------------------------------------------------------------------------------
Television Broadcasting, Ltd.            Hong Kong      214,000              -0-
--------------------------------------------------------------------------------
TietoEnator Oyj                            Finland       30,800              -0-
--------------------------------------------------------------------------------

*     Adjusted for a stock split.


--------------------------------------------------------------------------------
                                              ALLIANCE GLOBAL SMALL CAP FUND o 9

----------------------------
TEN LARGEST COUNTRY HOLDINGS
----------------------------

TEN LARGEST COUNTRY HOLDINGS
July 31, 2002

                                                                     Percent of
Country                                               U.S. $ Value   Net Assets
--------------------------------------------------------------------------------
United States                                         $ 35,544,575        49.5%
--------------------------------------------------------------------------------
Japan                                                   11,424,349        15.9
--------------------------------------------------------------------------------
United Kingdom                                           6,375,510         8.9
--------------------------------------------------------------------------------
Germany                                                  3,114,974         4.3
--------------------------------------------------------------------------------
France                                                   1,855,808         2.6
--------------------------------------------------------------------------------
Switzerland                                              1,648,704         2.3
--------------------------------------------------------------------------------
Sweden                                                   1,371,423         1.9
--------------------------------------------------------------------------------
Ireland                                                  1,229,141         1.7
--------------------------------------------------------------------------------
Netherlands                                              1,049,559         1.5
--------------------------------------------------------------------------------
Spain                                                    1,045,669         1.4
--------------------------------------------------------------------------------
                                                      $ 64,659,712        90.0%

SECTOR DIVERSIFICATION
July 31, 2002

                                                                     Percent of
                                                      U.S. $ Value   Net Assets
--------------------------------------------------------------------------------
Basic Industry                                        $  2,646,299         3.7%
--------------------------------------------------------------------------------
Capital Goods                                            6,165,484         8.6
--------------------------------------------------------------------------------
Consumer Manufacturing                                   1,020,882         1.4
--------------------------------------------------------------------------------
Consumer Services                                       17,702,212        24.6
--------------------------------------------------------------------------------
Consumer Staples                                         1,976,754         2.8
--------------------------------------------------------------------------------
Energy                                                   3,610,015         5.0
--------------------------------------------------------------------------------
Finance                                                 11,437,389        15.9
--------------------------------------------------------------------------------
Healthcare                                              11,387,786        15.9
--------------------------------------------------------------------------------
Technology                                              12,594,051        17.5
--------------------------------------------------------------------------------
Transportation                                           2,273,489         3.2
--------------------------------------------------------------------------------
Utilities                                                  333,966         0.5
--------------------------------------------------------------------------------
Total Investments                                       71,148,327        99.1
--------------------------------------------------------------------------------
Cash and receivables, net of liabilities                   673,086         0.9
--------------------------------------------------------------------------------
Net Assets                                            $ 71,821,413       100.0%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
10 o ALLIANCE GLOBAL SMALL CAP FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
July 31, 2002

Company                                                     Shares  U.S. $ Value
--------------------------------------------------------------------------------

COMMON & PREFERRED STOCKS - 99.1%

Foreign Investments - 49.6%
Austria - 1.4%
Schoeller-Bleckmann Oilfield Equipment AG ..........        85,000   $   661,897
Telekom Austria AG(a) ..............................        39,600       333,967
                                                                     -----------
                                                                         995,864
                                                                     -----------
Canada - 1.3%
Axcan Pharma, Inc.(a) ..............................        26,200       340,338
Cognos, Inc.(a) ....................................         9,400       173,994
Four Seasons Hotels, Inc.(a) .......................         6,300       240,660
Hub International, Ltd. ............................        10,300       144,406
                                                                     -----------
                                                                         899,398
                                                                     -----------
Czech Republic - 0.6%
Komercni Banka AS(a) ...............................         8,500       450,914
                                                                     -----------
France - 2.6%
Atos Origin, SA(a) .................................        12,960       536,970
Business Objects, SA ...............................        35,000       674,337
Dassault Systemes, SA ..............................        10,000       340,278
Scor, SA ...........................................        15,300       304,223
                                                                     -----------
                                                                       1,855,808
                                                                     -----------
Germany - 4.3%
Altana AG ..........................................        26,086     1,315,889
Fraport AG .........................................        31,326       659,702
Nordex AG ..........................................        90,000       251,242
Wella AG pfd .......................................        20,960       888,141
                                                                     -----------
                                                                       3,114,974
                                                                     -----------
Greece - 0.7%
Greek Organization of Football Prognostics .........        51,700       516,529
                                                                     -----------
Hong Kong - 1.1%
Johnson Electric Holdings, Ltd. ....................       351,500       369,528
Li & Fung, Ltd. ....................................       378,000       455,541
                                                                     -----------
                                                                         825,069
                                                                     -----------
Ireland - 1.7%
Anglo Irish Bank Corp. Plc .........................       102,498       633,504
IFG Group Plc ......................................       150,000       220,387
Riverdeep Group Plc (ADR)(a) .......................        25,000       375,250
                                                                     -----------
                                                                       1,229,141
                                                                     -----------
Italy - 1.0%
Tod's SpA ..........................................        18,350       738,724
                                                                     -----------


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                     Shares  U.S. $ Value
--------------------------------------------------------------------------------

Japan - 15.9%
Bank of Fukuoka, Ltd. ..............................       266,000   $ 1,110,554
Fujisawa Pharmaceutical Co., Ltd. ..................        36,000       757,515
Hoya Corp. .........................................        16,300     1,034,402
ITO EN, Ltd. .......................................        15,800       588,410
Kose Corp. .........................................        42,200     1,388,344
Mitsui Mining & Smelting Co., Ltd.(a) ..............       133,000       395,357
NEC Mobiling, Ltd. .................................        44,100       364,554
Net One Systems Co., Ltd. ..........................           146       811,924
Nikon Corp.(a) .....................................        39,000       361,147
Olympus Optical Co., Ltd. ..........................        39,000       515,506
Omron Corp. ........................................        35,000       504,426
Pioneer Corp. ......................................        24,300       415,957
Sankyo Co., Ltd. ...................................        37,200     1,080,962
Shionogi & Co., Ltd. ...............................        70,000       704,910
The Sumitomo Trust and Banking Co., Ltd. ...........       132,000       623,848
THK Co., Ltd. ......................................        45,000       766,533
                                                                     -----------
                                                                      11,424,349
                                                                     -----------
Netherlands - 1.5%
Hagemeyer NV .......................................        24,000       243,778
IHC Caland NV ......................................        12,600       660,281
OpenTV Corp. Cl.A(a) ...............................        60,600       145,500
                                                                     -----------
                                                                       1,049,559
                                                                     -----------
Norway - 0.7%
Gjensidige NOR Sparebanken .........................        16,400       531,678
                                                                     -----------
Singapore - 0.4%
City Developments, Ltd. ............................        76,000       252,169
                                                                     -----------
South Africa - 0.5%
ABSA Group, Ltd. ...................................       128,100       352,148
                                                                     -----------
South Korea - 0.8%
Samsung Securities Co., Ltd.(a) ....................        19,100       570,730
                                                                     -----------
Spain - 1.5%
Sogecable, SA ......................................        45,499       599,862
Zeltia, SA .........................................        66,250       445,807
                                                                     -----------
                                                                       1,045,669
                                                                     -----------
Sweden - 1.9%
Atlas Copco AB .....................................        20,800       439,413
Eniro AB ...........................................        65,000       457,723
Sandvik AB .........................................        20,700       474,287
                                                                     -----------
                                                                       1,371,423
                                                                     -----------
Switzerland - 2.3%
Converium Holding AG(a) ............................        15,700       791,379
SEZ Holding AG(a) ..................................        10,500       294,548
Unique Zurich Airport(a) ...........................         8,430       562,777
                                                                     -----------
                                                                       1,648,704
                                                                     -----------


--------------------------------------------------------------------------------
12 o ALLIANCE GLOBAL SMALL CAP FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                     Shares  U.S. $ Value
--------------------------------------------------------------------------------

Taiwan - 0.5%
Compal Electronics, Inc. (GDR) .....................        74,040   $   355,392
                                                                     -----------
United Kingdom - 8.9%
Autonomy Corp. Plc(a) ..............................       156,400       322,606
Capita Group Plc ...................................       145,000       663,891
easyJet Plc(a) .....................................       104,275       615,933
Friends Provident Plc(a) ...........................       353,000       776,398
Invensys Plc .......................................       568,000       596,901
Lattice Group Plc ..................................       366,907       943,155
Matalan Plc ........................................       183,600       778,940
NDS Group Plc (ADR)(a) .............................        41,400       365,976
Rank Group Plc .....................................       120,000       442,542
Wetherspoon (J.D.) Plc .............................       100,302       479,615
WPP Group Plc ......................................        51,400       389,553
                                                                     -----------
                                                                       6,375,510
                                                                     -----------
Total Foreign Investments
   (cost $46,252,604) ..............................                  35,603,752
                                                                     -----------
United States Investments - 49.5%

Consumer Services - 13.0%
Advertising - 0.4%
Getty Images, Inc.(a) ..............................        17,900       294,849
                                                                     -----------
Apparel - 0.2%
Chico's FAS, Inc.(a) ...............................         9,600       151,584
                                                                     -----------
Broadcasting & Cable - 1.5%
Hispanic Broadcasting Corp.(a) .....................        20,500       487,285
Radio One, Inc. Cl.D(a) ............................        26,400       369,600
ValueVision International, Inc. Cl.A(a) ............        15,100       227,406
                                                                     -----------
                                                                       1,084,291
                                                                     -----------
Entertainment & Leisure - 2.9%
Activision, Inc.(a) ................................        20,100       577,272
GameStop Corp.(a) ..................................        31,800       556,500
Regal Entertainment Group Cl.A(a) ..................        19,600       387,492
THQ, Inc.(a) .......................................        23,650       588,412
                                                                     -----------
                                                                       2,109,676
                                                                     -----------
Gaming - 0.4%
Station Casinos, Inc.(a) ...........................        20,900       275,880
                                                                     -----------
Restaurants & Lodging - 0.2%
Sonic Corp.(a) .....................................         4,400       123,552
                                                                     -----------


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                     Shares  U.S. $ Value
--------------------------------------------------------------------------------

Retail - General Merchandise - 3.4%
Big Lots, Inc.(a) ..................................        13,900   $   230,740
CDW Computer Centers, Inc.(a) ......................        14,200       678,760
Group 1 Automotive, Inc.(a) ........................         8,800       234,608
MSC Industrial Direct Co., Inc. Cl.A(a) ............        29,400       476,574
Rent-A-Center, Inc.(a) .............................        11,300       604,663
Ultimate Electronics, Inc.(a) ......................        16,300       248,575
                                                                     -----------
                                                                       2,473,920
                                                                     -----------
Toys - 0.2%
Leapfrog Enterprises, Inc.(a) ......................         6,700       106,195
                                                                     -----------
Miscellaneous - 3.8%
Career Education Corp.(a) ..........................        10,700       472,298
Copart, Inc.(a) ....................................        10,100       134,330
Iron Mountain, Inc.(a) .............................        20,250       602,437
Manpower, Inc. .....................................         9,700       365,302
ScanSource, Inc.(a) ................................         8,300       485,550
The Corporate Executive Board Co.(a) ...............        11,100       335,331
West Corp.(a) ......................................        18,800       338,400
                                                                     -----------
                                                                       2,733,648
                                                                     -----------
                                                                       9,353,595
                                                                     -----------
Health Care - 10.2%
Biotechnology - 3.0%
Charles River Laboratories International, Inc.(a) ..        15,100       575,310
deCode GENETICS, Inc.(a) ...........................        44,000       150,040
The Medicines Co.(a) ...............................        44,000       414,480
Transkaryotic Therapies, Inc.(a) ...................        11,500       443,325
Trimeris, Inc.(a) ..................................         4,000       187,080
United Therapeutics Corp.(a) .......................        29,200       354,780
                                                                     -----------
                                                                       2,125,015
                                                                     -----------
Drugs - 2.0%
AdvancePCS(a) ......................................        19,100       428,222
AmerisourceBergen Corp. ............................         3,073       205,860
Martek Biosciences Corp.(a) ........................        25,900       373,478
SICOR, Inc.(a) .....................................        27,100       432,245
                                                                     -----------
                                                                       1,439,805
                                                                     -----------
Medical Products - 2.2%
American Medical Systems Holdings, Inc.(a) .........        26,100       494,595
Integra LifeSciences Holdings(a) ...................        29,100       483,060
OraSure Technologies, Inc.(a) ......................        35,400       158,946
PSS World Medical, Inc.(a) .........................        30,900       166,860
Therasense, Inc.(a) ................................        15,000       209,850
Wilson Great Batch Technologies, Inc.(a) ...........         3,600        84,060
                                                                     -----------
                                                                       1,597,371
                                                                     -----------


--------------------------------------------------------------------------------
14 o ALLIANCE GLOBAL SMALL CAP FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                     Shares  U.S. $ Value
--------------------------------------------------------------------------------

Medical Services - 2.1%
Accredo Health, Inc.(a) ............................         8,800   $   419,769
Community Health Systems, Inc.(a) ..................        10,300       254,925
LifePoint Hospitals, Inc.(a) .......................         6,100       207,705
Medical Staffing Network Holdings, Inc.(a) .........        17,000       338,300
Priority Healthcare Corp. Cl.B(a) ..................        12,800       268,032
                                                                     -----------
                                                                       1,488,731
                                                                     -----------
Miscellaneous - 0.9%
Stericycle, Inc.(a) ................................        19,900       656,899
                                                                     -----------
                                                                       7,307,821
                                                                     -----------
Technology - 9.5%
Computer Services - 0.4%
Hewitt Associates, Inc. Cl.A(a) ....................        13,100       307,850
                                                                     -----------
Contract Manufacturing - 0.5%
Semtech Corp.(a) ...................................        16,800       330,288
                                                                     -----------
Semi-Conductor Capital Equipment - 1.1%
Brooks-PRI Automation, Inc.(a) .....................         8,600       163,572
Lam Research Corp.(a) ..............................        19,600       241,080
LTX Corp.(a) .......................................        14,300       140,426
Varian Semiconductor Equipment
   Associates, Inc.(a) .............................         8,200       215,496
                                                                     -----------
                                                                         760,574
                                                                     -----------
Semi-Conductor Components - 2.6%
ATMI, Inc.(a) ......................................        18,600       336,102
Cypress Semiconductor Corp.(a) .....................        22,200       254,856
Fairchild Semiconductor Corp. Cl.A(a) ..............        17,400       310,242
Integrated Circuit Systems, Inc.(a) ................        31,500       553,455
Intersil Corp. Cl.A(a) .............................        10,060       219,208
Micrel, Inc.(a) ....................................        17,000       194,990
                                                                     -----------
                                                                       1,868,853
                                                                     -----------
Software - 2.0%
Actuate Corp.(a) ...................................        44,100        89,082
Hyperion Solutions Corp.(a) ........................        24,200       497,794
Informatica Corp.(a) ...............................        56,200       391,152
MatrixOne, Inc.(a) .................................        31,100       208,370
NetIQ Corp.(a) .....................................        11,300       223,853
                                                                     -----------
                                                                       1,410,251
                                                                     -----------
Miscellaneous - 2.9%
Aeroflex, Inc.(a) ..................................        49,100       373,160
Amphenol Corp. Cl.A(a) .............................        13,200       496,980
Exar Corp.(a) ......................................        20,600       343,402
Plantronics, Inc.(a) ...............................        13,300       243,922
Power-One, Inc.(a) .................................        33,400       152,304
Tektronix, Inc.(a) .................................        27,400       510,736
                                                                     -----------
                                                                       2,120,504
                                                                     -----------
                                                                       6,798,320
                                                                     -----------


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 15

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                     Shares  U.S. $ Value
--------------------------------------------------------------------------------

Finance - 6.5%
Banking - Money Center - 0.8%
Commerce Bancorp, Inc. .............................        13,100   $   605,482
                                                                     -----------
Banking - Regional - 0.3%
American Capital Strategies, Ltd. ..................         8,500       215,815
                                                                     -----------
Brokerage & Money Management - 2.6%
A.G. Edwards, Inc. .................................        11,000       378,400
Affiliated Managers Group, Inc.(a) .................         8,800       415,536
BlackRock, Inc. Cl.A(a) ............................         8,100       339,795
Southwest Bancorporation of Texas, Inc.(a) .........        19,000       705,660
                                                                     -----------
                                                                       1,839,391
                                                                     -----------
Insurance - 1.0%
RenaissanceRe Holdings, Ltd. .......................         6,900       269,100
StanCorp Financial Group, Inc. .....................         8,700       485,286
                                                                     -----------
                                                                         754,386
                                                                     -----------
Miscellaneous - 1.8%
InterCept, Inc.(a) .................................        11,400       227,430
Investors Financial Services Corp. .................        15,100       464,627
Radian Group, Inc. .................................        12,400       567,920
                                                                     -----------
                                                                       1,259,977
                                                                     -----------
                                                                       4,675,051
                                                                     -----------
Capital Goods - 3.3%
Electrical Equipment - 2.2%
Alliant Techsystems, Inc.(a) .......................         7,550       463,570
L-3 Communications Holdings, Inc.(a) ...............        12,500       577,750
United Defense Industries, Inc.(a) .................        23,500       511,595
                                                                     -----------
                                                                       1,552,915
                                                                     -----------
Machinery - 0.5%
Cooper Cameron Corp.(a) ............................         8,600       369,714
                                                                     -----------
Miscellaneous - 0.6%
IDEX Corp. .........................................        13,800       429,870
                                                                     -----------
                                                                       2,352,499
                                                                     -----------
Basic Industry - 3.1%
Chemicals - 1.0%
Georgia Gulf Corp. .................................        18,200       422,240
OM Group, Inc. .....................................         7,100       325,180
                                                                     -----------
                                                                         747,420
                                                                     -----------
Paper & Forest Products - 1.8%
Boise Cascade Corp. ................................         7,700       223,223
Bowater, Inc. ......................................        11,100       506,049
Pactiv Corp.(a) ....................................        31,000       563,270
                                                                     -----------
                                                                       1,292,542
                                                                     -----------
Miscellaneous - 0.3%
Clayton Homes, Inc. ................................        15,400       210,980
                                                                     -----------
                                                                       2,250,942
                                                                     -----------


--------------------------------------------------------------------------------
16 o ALLIANCE GLOBAL SMALL CAP FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                     Shares  U.S. $ Value
--------------------------------------------------------------------------------

Energy - 2.4%
Domestic Producers - 1.1%
Newfield Exploration Co.(a) ........................        12,100   $   381,634
Pogo Producing Co. .................................        13,500       418,500
                                                                     -----------
                                                                         800,134
                                                                     -----------
Oil Service - 1.3%
Premcor, Inc.(a) ...................................         8,600       187,480
Spinnaker Exploration Co.(a) .......................        12,800       360,192
W-H Energy Services, Inc.(a) .......................        24,100       407,531
                                                                     -----------
                                                                         955,203
                                                                     -----------
                                                                       1,755,337
                                                                     -----------
Transportation - 1.5%
Air Freight - 1.1%
C.H. Robinson Worldwide, Inc. ......................        15,200       456,000
Expeditors International of Washington, Inc. .......        12,000       354,000
                                                                     -----------
                                                                         810,000
                                                                     -----------
Miscellaneous - 0.4%
Atlantic Coast Airlines Holdings, Inc.(a) ..........        15,400       241,010
                                                                     -----------
                                                                       1,051,010
                                                                     -----------
Total United States Investments
   (cost $43,138,885) ..............................                  35,544,575
                                                                     -----------
Total Investments - 99.1%
   (cost $89,391,489) ..............................                  71,148,327
Other assets less liabilities - 0.9% ...............                     673,086
                                                                     -----------
Net Assets - 100% ..................................                 $71,821,413
                                                                     ===========

(a)   Non-income producing security.

      Glossary of Terms:

      ADR - American Depositary Receipt.
      GDR - Global Depositary Receipt.

See notes to financial statements.


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 17

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
July 31, 2002

Assets
Investments in securities, at value (cost $89,391,489) ....    $  71,148,327(a)
Cash ......................................................          772,428
Foreign cash, at value (cost $3,967) ......................            3,971
Collateral held for securities loaned .....................        4,458,677
Receivable for investment securities sold and foreign
   currency contracts .....................................          631,199
Receivable for capital stock sold .........................           66,556
Dividends and interest receivable .........................           33,855
                                                               -------------
Total assets ..............................................       77,115,013
                                                               -------------
Liabilities
Payable for collateral received on securities loaned ......        4,458,677
Payable for capital stock redeemed ........................          263,010
Payable for investment securities purchased and
   foreign currency contracts .............................          187,827
Management fee payable ....................................           64,206
Distribution fee payable ..................................           34,572
Accrued expenses and other liabilities ....................          285,308
                                                               -------------
Total liabilities .........................................        5,293,600
                                                               -------------
Net Assets ................................................    $  71,821,413
                                                               =============
Composition of Net Assets
Capital stock, at par .....................................    $     119,979
Additional paid-in capital ................................      146,739,075
Accumulated net investment loss ...........................         (159,835)
Accumulated net realized loss on investments and
   foreign currency transactions ..........................      (56,634,984)
Net unrealized depreciation of investments and
   foreign currency denominated assets and liabilities ....      (18,242,822)
                                                               -------------
                                                               $  71,821,413
                                                               =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($47,366,848 / 7,529,819 shares of capital stock
   issued and outstanding) ................................            $6.29
Sales charge--4.25% of public offering price ..............              .28
                                                                       -----
Maximum offering price ....................................            $6.57
                                                                       =====
Class B Shares
Net asset value and offering price per share
   ($19,857,603 / 3,634,117 shares of capital stock
   issued and outstanding) ................................            $5.46
                                                                       =====
Class C Shares
Net asset value and offering price per share
   ($4,392,752 / 801,981 shares of capital stock
   issued and outstanding) ................................            $5.48
                                                                       =====
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($204,210 / 31,933 shares of capital stock
   issued and outstanding) ................................            $6.39
                                                                       =====

(a)   Includes securities on loan with a value of $4,173,107 (see Note F).

See notes to financial statements.


--------------------------------------------------------------------------------
18 o ALLIANCE GLOBAL SMALL CAP FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Year Ended July 31, 2002

Investment Income
Dividends (net of foreign taxes
   withheld of $64,001) ............................   $563,359
Interest ...........................................     41,146   $     604,505
                                                       --------
Expenses
Advisory fee .......................................    965,008
Distribution fee - Class A .........................    185,269
Distribution fee - Class B .........................    280,942
Distribution fee - Class C .........................     62,713
Transfer agency ....................................    606,012
Custodian ..........................................    249,602
Administrative .....................................    138,000
Printing ...........................................    131,709
Audit and legal ....................................    104,283
Registration .......................................     52,250
Directors' fees ....................................     18,500
Miscellaneous ......................................      4,848
                                                       --------
Total expenses .....................................                  2,799,136
                                                                  -------------
Net investment loss ................................                 (2,194,631)
                                                                  -------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized loss on investment
   transactions ....................................                (39,030,920)
Net realized loss on foreign currency
   transactions ....................................                   (167,336)
Net change in unrealized
   appreciation/depreciation of:
   Investments .....................................                 10,721,074
   Foreign currency denominated assets
      and liabilities ..............................                      2,801
                                                                  -------------
Net loss on investment and foreign
   currency transactions ...........................                (28,474,381)
                                                                  -------------
Net Decrease In Net Assets
   from Operations .................................              $ (30,669,012)
                                                                  =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 19

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                    Year Ended     Year Ended
                                                     July 31,       July 31,
                                                       2002           2001
                                                   ============   ============
Increase (Decrease) in Net Assets
from Operations
Net investment loss .............................  $ (2,194,631)  $ (2,559,876)
Net realized loss on investment
   and foreign currency transactions ............   (39,198,256)   (17,215,613)
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currency
   denominated assets and liabilities ...........    10,723,875    (46,126,538)
                                                   ------------   ------------
Net decrease in net assets
   from operations ..............................   (30,669,012)   (65,902,027)
Distributions to Shareholders from
Distributions in excess of net realized
   gain on investments
   Class A ......................................            -0-   (13,477,559)
   Class B ......................................            -0-    (8,166,833)
   Class C ......................................            -0-    (2,126,095)
   Advisor Class ................................            -0-       (79,284)
Capital Stock Transactions
Net increase (decrease) .........................   (17,054,949)     3,225,731
                                                   ------------   ------------
Total decrease ..................................   (47,723,961)   (86,526,067)
Net Assets
Beginning of period .............................   119,545,374    206,071,441
                                                   ------------   ------------
End of period ...................................  $ 71,821,413   $119,545,374
                                                   ============   ============

See notes to financial statements.


--------------------------------------------------------------------------------
20 o ALLIANCE GLOBAL SMALL CAP FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
July 31, 2002

NOTE A

Significant Accounting Policies

Alliance Global Small Cap Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments and foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The Fund does not isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale of equity securities. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date the securities are purchased or sold. The Fund accretes discounts on short-term securities as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A and Advisor Class shares. Advisor Class shares have no distribution fees.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are per-


--------------------------------------------------------------------------------
22 o ALLIANCE GLOBAL SMALL CAP FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

manent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to foreign currency transactions and net operating losses, resulted in a net decrease in accumulated net investment loss, a decrease in accumulated net realized loss on investments and foreign currency transactions and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE B

Advisory Fees and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a management fee at an annual rate of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $138,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended July 31, 2002.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, in accordance with a Services Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $440,169 for the year ended July 31, 2002.

For the year ended July 31, 2002, the Fund's expenses were reduced by $4,246 under an expense offset arrangement with AGIS.

Alliance Fund Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $12,196 from the sales of Class A shares and $727, $45,475 and $920 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended July 31, 2002.

Brokerage commissions paid on investment transactions for the year ended July 31, 2002, amounted to $299,247, of which $660 was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 23

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $3,831,549 and $1,085,941 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $79,992,606 and $99,260,835, respectively, for the year ended July 31, 2002. There were no purchases or sales of U.S. government and government agency obligations for the year ended July 31, 2002.

At July 31, 2002, the cost of investments for federal income tax purposes was $90,587,687. Accordingly, gross unrealized appreciation of investments was $5,320,008 and gross unrealized depreciation of investments was $24,759,368, resulting in net unrealized depreciation of $19,439,360, excluding foreign currency transactions.

Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At July 31, 2002, the Fund had no forward exchange currency contracts outstanding.


--------------------------------------------------------------------------------
24 o ALLIANCE GLOBAL SMALL CAP FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE E

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended July 31, 2002 and July 31, 2001 were as follows:

                                                             2002      2001
                                                           ========  ========
Distributions paid from:
   Net long-term capital gains ...................         $    -0-  $764,779
                                                           --------  --------
Total taxable distributions ......................              -0-   764,779
                                                           --------  --------
Total distributions paid .........................         $    -0-  $764,779
                                                           --------  --------

As of July 31, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses ...................        $(55,598,621)(a)
Unrealized appreciation/(depreciation) .................         (19,439,020)(b)
                                                                ------------
Total accumulated earnings/(deficit) ...................        $(75,037,641)
                                                                ------------

(a) On July 31, 2002, the Fund had a net capital loss carryforward of $34,121,716, all of which expires in the year 2010. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended July 31, 2002, the Fund deferred to August 1, 2002, post October capital losses of $21,317,070 and post October currency losses of $159,835.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE F

Securities Lending

The Fund has entered into a securities lending agreement with UBS/PaineWebber, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral in an eligible money market vehicle in accordance with the investment restrictions of the Fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of July 31, 2002, the Fund had loaned securities with a value of $4,173,107 and received cash collateral of $4,458,677. For the year ended July 31, 2002, the Fund received fee income of $13,518 which is included in interest income in the accompanying statement of operations.

NOTE G

Capital Stock

There are 12,000,000,000 shares of $.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C, and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 25

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

                       --------------------------     -------------------------
                                 Shares                        Amount
                       --------------------------     -------------------------
                          Year Ended   Year Ended     Year Ended     Year Ended
                            July 31,     July 31,       July 31,       July 31,
                                2002         2001           2002           2001
                       --------------------------------------------------------
Class A
Shares sold                5,634,790    7,875,171   $ 43,126,076   $ 84,191,462
-------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions                  -0-     952,614             -0-    11,383,713
-------------------------------------------------------------------------------
Shares converted
   from Class B              129,401       41,838        999,804        486,387
-------------------------------------------------------------------------------
Shares redeemed           (6,773,088)  (8,306,180)   (52,052,152)   (89,665,557)
-------------------------------------------------------------------------------
Net increase
   (decrease)             (1,008,897)     563,443   $ (7,926,272)  $  6,396,005
===============================================================================

Class B
Shares sold                  508,534    1,002,125   $  3,437,793   $ 10,481,725
-------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions                  -0-     720,334             -0-     7,585,133
-------------------------------------------------------------------------------
Shares converted
   to Class A               (148,461)     (47,288)      (999,804)      (486,387)
-------------------------------------------------------------------------------
Shares redeemed           (1,364,510)  (1,828,208)    (8,986,368)   (17,672,131)
-------------------------------------------------------------------------------
Net decrease              (1,004,437)    (153,037)  $ (6,548,379)  $    (91,660)
===============================================================================

Class C
Shares sold                  648,960      694,036   $  4,359,452   $  6,503,872
-------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions                  -0-     194,783             -0-     2,054,966
-------------------------------------------------------------------------------
Shares redeemed             (968,854)  (1,204,958)    (6,467,560)   (12,050,591)
-------------------------------------------------------------------------------
Net decrease                (319,894)    (316,139)  $ (2,108,108)  $ (3,491,753)
===============================================================================

Advisor Class
Shares sold                    3,144       63,397   $     24,316   $    631,908
-------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions                  -0-       5,971             -0-        72,250
-------------------------------------------------------------------------------
Shares redeemed              (61,241)     (25,588)      (496,506)      (291,019)
-------------------------------------------------------------------------------
Net increase
   (decrease)                (58,097)      43,780   $   (472,190)  $    413,139
===============================================================================


--------------------------------------------------------------------------------
26 o ALLIANCE GLOBAL SMALL CAP FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended July 31, 2002.

NOTE I

Concentration of Risk

Investing in securities of foreign companies involves special risks which include revaluation of currencies and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable United States companies.


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 27

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                   -----------------------------------------------------------------
                                                              Class A
                                   -----------------------------------------------------------------
                                                        Year Ended July 31,
                                   -----------------------------------------------------------------
                                     2002        2001           2000           1999           1998
                                   -----------------------------------------------------------------
Net asset value,
   beginning of period ..........  $   8.74    $  15.13       $  11.66       $  12.14       $  12.87
                                   -----------------------------------------------------------------
Income From Investment
   Operations
Net investment loss(a) ..........      (.15)       (.15)          (.16)          (.08)          (.11)
Net realized and unrealized
   gain (loss) on investment
   and foreign currency
   transactions .................     (2.30)      (4.51)          3.83            .76            .37
                                   -----------------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations ...................     (2.45)      (4.66)          3.67            .68            .26
                                   -----------------------------------------------------------------
Less: Distributions
Distributions from net
   realized gain on
   investments ..................        -0-         -0-          (.20)         (1.16)          (.99)
Distributions in excess of
   net realized gain on
   investments ..................        -0-      (1.73)            -0-            -0-            -0-
                                   -----------------------------------------------------------------
Total distributions .............        -0-      (1.73)          (.20)         (1.16)          (.99)
                                   -----------------------------------------------------------------
Net asset value,
   end of period ................  $   6.29    $   8.74       $  15.13       $  11.66       $  12.14
                                   =================================================================
Total Return
Total investment return based
   on net asset value(b) ........    (28.03)%    (33.85)%        31.81%          7.51%          2.49%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ..............  $ 47,367    $ 74,639       $120,687       $ 77,164       $ 82,843
Ratio to average net assets of:
   Expenses .....................      2.62%       2.14%(c)       2.02%(c)       2.37%(c)       2.16%(c)
   Net investment loss ..........     (1.99)%     (1.33)%        (1.07)%         (.79)%         (.88)%
Portfolio turnover rate .........        84%        121%           133%           120%           113%

See footnote summary on page 32.


--------------------------------------------------------------------------------
28 o ALLIANCE GLOBAL SMALL CAP FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                   -----------------------------------------------------------------
                                                              Class B
                                   -----------------------------------------------------------------
                                                        Year Ended July 31,
                                   -----------------------------------------------------------------
                                     2002        2001           2000           1999           1998
                                   -----------------------------------------------------------------
Net asset value,
   beginning of period ..........  $   7.65    $  13.59       $  10.57       $  11.20       $  12.03
                                   -----------------------------------------------------------------
Income From Investment
   Operations
Net investment loss(a) ..........      (.19)       (.21)          (.24)          (.15)          (.18)
Net realized and unrealized
   gain (loss) on investment
   and foreign currency
   transactions .................     (2.00)      (4.00)          3.46            .68            .34
                                   -----------------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations ...................     (2.19)      (4.21)          3.22            .53            .16
                                   -----------------------------------------------------------------
Less: Distributions
Distributions from net
   realized gain on
   investments ..................        -0-         -0-           (.20)         (1.16)          (.99)
Distributions in excess of
   net realized gain on
   investments ..................        -0-      (1.73)            -0-            -0-            -0-
                                   -----------------------------------------------------------------
Total distributions .............        -0-      (1.73)          (.20)         (1.16)          (.99)
                                   -----------------------------------------------------------------
Net asset value,
   end of period ................  $   5.46    $   7.65       $  13.59       $  10.57       $  11.20
                                   =================================================================
Total Return
Total investment return based
   on net asset value(b) ........    (28.63)%    (34.44)%        30.82%          6.74%          1.80%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ..............  $ 19,858    $ 35,500       $ 65,097       $ 30,205       $ 38,827
Ratio to average net assets of:
   Expenses .....................      3.42%       2.90%(c)       2.76%(c)       3.14%(c)       2.88%(c)
   Net investment loss ..........     (2.80)%     (2.10)%        (1.82)%        (1.59)%        (1.58)%
Portfolio turnover rate .........        84%        121%           133%           120%           113%

See footnote summary on page 32.


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 29

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                   -----------------------------------------------------------------
                                                              Class C
                                   -----------------------------------------------------------------
                                                        Year Ended July 31,
                                   -----------------------------------------------------------------
                                     2002        2001           2000           1999           1998
                                   -----------------------------------------------------------------
Net asset value,
   beginning of period ..........  $   7.67    $  13.62       $  10.59       $  11.22       $  12.05
                                   -----------------------------------------------------------------
Income From Investment
   Operations
Net investment loss(a) ..........      (.19)       (.21)          (.24)          (.16)          (.19)
Net realized and unrealized
   gain (loss) on investment
   and foreign currency
   transactions .................     (2.00)      (4.01)          3.47            .69            .35
                                   -----------------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations ...................     (2.19)      (4.22)          3.23            .53            .16
                                   -----------------------------------------------------------------
Less: Distributions
Distributions from net
   realized gain on
   investments ..................       -0-         -0-           (.20)         (1.16)          (.99)
Distributions in excess of
   net realized gain on
   investments ..................       -0-       (1.73)           -0-            -0-            -0-
                                   -----------------------------------------------------------------
Total distributions .............       -0-       (1.73)          (.20)         (1.16)          (.99)
                                   -----------------------------------------------------------------
Net asset value,
   end of period ................  $   5.48    $   7.67       $  13.62       $  10.59       $  11.22
                                   =================================================================
Total Return
Total investment return based
   on net asset value(b) ........    (28.55)%    (34.43)%        30.86%          6.72%          1.79%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ..............  $  4,393    $  8,609       $ 19,580       $  7,058       $  9,471
Ratio to average net assets of:
   Expenses .....................      3.40%       2.89%(c)       2.75%(c)       3.15%(c)       2.88%(c)
   Net investment loss ..........     (2.78)%     (2.12)%        (1.80)%        (1.61)%        (1.59)%
Portfolio turnover rate .........        84%        121%           133%           120%           113%

See footnote summary on page 32.


--------------------------------------------------------------------------------
30 o ALLIANCE GLOBAL SMALL CAP FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                   -----------------------------------------------------------------
                                                          Advisor Class
                                   -----------------------------------------------------------------
                                                        Year Ended July 31,
                                   -----------------------------------------------------------------
                                     2002        2001           2000           1999           1998
                                   -----------------------------------------------------------------
Net asset value,
   beginning of period ..........  $   8.86    $  15.28       $  11.74       $  12.20       $  12.89
                                   -----------------------------------------------------------------
Income From Investment
   Operations
Net investment loss(a) ..........      (.13)       (.11)          (.12)          (.07)          (.07)
Net realized and unrealized
   gain (loss) on investment
   and foreign currency
   transactions .................     (2.34)      (4.58)          3.86            .77            .37
                                   -----------------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations ...................     (2.47)      (4.69)          3.74            .70            .30
                                   -----------------------------------------------------------------
Less: Distributions
Distributions from net
   realized gain on
   investments ..................        -0-         -0-          (.20)         (1.16)          (.99)
Distributions in excess of
   net realized gain on
   investments ..................        -0-      (1.73)            -0-            -0-            -0-
                                   -----------------------------------------------------------------
Total distributions .............        -0-      (1.73)          (.20)         (1.16)          (.99)
                                   -----------------------------------------------------------------
Net asset value,
   end of period ................  $   6.39    $   8.86       $  15.28       $  11.74       $  12.20
                                   =================================================================
Total Return
Total investment return based
   on net asset value(b) ........    (27.88)%    (33.71)%        32.19%          7.63%          2.82%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ..............  $    204    $    797       $    707       $    189       $    392
Ratio to average net assets of:
   Expenses .....................      2.31%       1.83%(c)       1.69%(c)       2.13%(c)       1.87%(c)
   Net investment loss ..........     (1.76)%     (1.03)%         (.76)%         (.63)%         (.57)%
Portfolio turnover rate .........        84%        121%           133%           120%           113%

See footnote summary on page 32


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 31

--------------------
FINANCIAL HIGHLIGHTS
--------------------

(a)   Based on average shares outstanding.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.
(c) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

                                      Year Ended July 31,
                        ------------------------------------------------
                         2001          2000          1999          1998
                        ------------------------------------------------
Class A                  2.13%         2.01%         2.33%         2.14%
Class B                  2.89%         2.75%         3.11%         2.86%
Class C                  2.88%         2.74%         3.12%         2.85%
Advisor Class            1.82%         1.68%         2.10%         1.84%


--------------------------------------------------------------------------------
32 o ALLIANCE GLOBAL SMALL CAP FUND

                                                     ---------------------------
                                                     REPORT OF ERNST & YOUNG LLP
                                                     INDEPENDENT AUDITORS
                                                     ---------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of Alliance Global Small Cap Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Alliance Global Small Cap Fund, Inc., including the portfolio of investments, as of July 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Global Small Cap Fund, Inc. at July 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
September 12, 2002


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 33

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capitalization or market capitalization

The absolute dollar value of a company's outstanding stock. Capitalization is determined by multiplying the amount of publicly owned shares by the stock's current market value.

equity

Another term for stock.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.


--------------------------------------------------------------------------------
34 o ALLIANCE GLOBAL SMALL CAP FUND

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $412 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 600 investment professionals in 37 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 6/30/02.


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 35

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge -- a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 7:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/ checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Web Site at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
36 o ALLIANCE GLOBAL SMALL CAP FUND

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Bruce Aronow, Vice President
Thomas Bardong, Vice President
Mark Breedon, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Distributor

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Auditors

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free (800) 221-5672

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 37

----------------------
MANAGEMENT OF THE FUND
----------------------

MANAGEMENT OF THE FUND
(unaudited)

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                    PORTFOLIOS
                                                                                      IN FUND       OTHER
NAME, AGE OF DIRECTOR,                          PRINCIPAL                             COMPLEX    DIRECTORSHIPS
        ADDRESS                                OCCUPATION(S)                        OVERSEEN BY     HELD BY
  (YEARS OF SERVICE*)                       DURING PAST 5 YEARS                       DIRECTOR     DIRECTOR
--------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

John D. Carifa, **, 57           President, Chief Operating Officer and a               114           None
1345 Avenue of the Americas      Director of Alliance Capital Management
New York, NY 10105 (10)          Corporation ("ACMC"), with which he has
                                 been associated since prior to 1997.

DISINTERESTED DIRECTORS
Ruth Block, #+, 71               Formerly an Executive Vice President and                93           None
P.O. Box 4623                    the Chief Insurance Officer of The
Stamford, CT 06903 (10)          Equitable Life Assurance Society of the
                                 United States; Chairman and Chief Executive
                                 Officer of Evlico. Formerly a Director of Avon,
                                 BP Amoco Corp., Ecolab, Inc., Tandem Financial
                                 Group and Donaldson, Lufkin & Jenrette
                                 Securities Corporation.

David H. Dievler, #+, 72         Independent consultant. Until December                  98           None
P.O. Box 167                     1994, Senior Vice President of ACMC
Spring Lake, NJ 07762 (21)       responsible for mutual fund administration.
                                 Prior to joining ACMC in 1984, Chief Financial
                                 Officer of Eberstadt Asset Management since
                                 1968. Prior to that, Senior Manager at Price
                                 Waterhouse & Co. Member of American Institute
                                 of Certified Public Accountants since 1953.

John H. Dobkin, #+, 60           Consultant. Currently, President of the                 94           None
P.O. Box 12                      Board of Save Venice, Inc. (preservation
Annandale, NY 12504 (8)          organization). Formerly a Senior Advisor
                                 from June 1999-June 2000 and President from
                                 December 1989-May 1999 of Historic Hudson
                                 Valley (historic preservation). Previously,
                                 Director of the National Academy of Design.
                                 During 1988-92, Director and Chairman of the
                                 Audit Committee of ACMC.

William H. Foulk, Jr., #+, 70    Investment Adviser and an Independent                  110          None
Suite 100,                       Consultant. Formerly Senior Manager of
2 Soundview Drive                Barrett Associates, Inc., a registered
Greenwich, CT 06830 (10)         investment adviser, with which he had been
                                 associated since prior to 1997. Formerly Deputy
                                 Comptroller of the State of New York and, prior
                                 thereto, Chief Investment Officer of the New
                                 York Bank for Savings.


--------------------------------------------------------------------------------
38 o ALLIANCE GLOBAL SMALL CAP FUND

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

                                                                                    PORTFOLIOS
                                                                                      IN FUND        OTHER
NAME, AGE OF DIRECTOR,                          PRINCIPAL                             COMPLEX    DIRECTORSHIPS
        ADDRESS                                OCCUPATION(S)                        OVERSEEN BY     HELD BY
  (YEARS OF SERVICE*)                       DURING PAST 5 YEARS                       DIRECTOR      DIRECTOR
--------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Clifford L. Michel, #+, 63       Senior Counsel of the law firm of Cahill                93       Placer Dome,
St. Bernard's Road               Gordon & Reindel since February, 2001                                Inc.
Gladstone, NJ 07934 (19)         and a partner of that firm for more than
                                 twenty-five years prior hereto. President
                                 and Chief Executive Officer of Wenonah
                                 Development Company (investments) and a
                                 Director of Placer Dome, Inc. (mining).

Donald J. Robinson, #+, 68       Senior Counsel of the law firm of Orrick,              107          None
98 Hell's Peak Road              Herrington & Sutcliffe LLP since January
Weston, VT 05161 (4)             1997. Formerly a senior partner and a
                                 member of the Executive Committee of that firm.
                                 He was also a Member and Chairman of the
                                 Municipal Securities Rulemaking Board and a
                                 Trustee of the Museum of the City of New York.

*     There is no stated term of office for the Directors.

** Mr. Carifa is an "interested person", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 39

----------------------
MANAGEMENT OF THE FUND
----------------------

Officer Information

Certain information concerning the Fund's Officers is listed below.

                           Principal Position(s)       Principal Occupation
Name, Address* and Age         Held with Fund           During Past 5 Years
--------------------------------------------------------------------------------

John D. Carifa, 57          Chairman and Chief      See biography above.
                            Executive Officer

Bruce K. Aronow, 36         Vice President          Senior Vice President of
                                                    ACMC** since 1999. Prior
                                                    thereto, he was a Vice
                                                    President at Invesco since
                                                    1998, and a Vice President
                                                    at LGT Asset Management
                                                    since prior to 1997.

Thomas J. Bardong, 57       Vice President          Senior Vice President of
                                                    ACMC**, with which he has
                                                    been associated since prior
                                                    to 1997.

Mark H. Breedon, 49         Vice President          Vice President of ACMC** and
Alliance Capital                                    Senior Vice President of
Management Int'l                                    Alliance Capital Limited
53 Stratton Street                                  ("ACL")** since prior to
London, W1X 6JJ                                     1997.

Edmund P. Bergan, Jr., 52   Secretary               Senior Vice President and
                                                    the General Counsel of
                                                    Alliance Fund Distributors,
                                                    Inc. ("AFD")** and Alliance
                                                    Global Investor Services,
                                                    Inc. ("AGIS")**, with which
                                                    he has been associated since
                                                    prior to 1997.

Mark D. Gersten, 51         Treasurer and Chief     Senior Vice President of
                            Financial Officer       AGIS** and a Vice President
                                                    of AFD**, with which he has
                                                    been associated since prior
                                                    to 1997.

Vincent S. Noto, 37         Controller              Vice President of AGIS**,
                                                    with which he has been
                                                    associated since prior to
                                                    1997.

* The address for each of the Fund's Officers, unless otherwise indicated, is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, ACL, AFD and AGIS are affiliates of the Fund.

      The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.


--------------------------------------------------------------------------------
40 o ALLIANCE GLOBAL SMALL CAP FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

AllianceBernstein Blended Style Series

U.S. Large Cap Portfolio

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund

Taxable Bond Funds (continued)

Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 41

Alliance Global Small Cap Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

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